EXHIBIT 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

I, H.  Douglas Saathoff, certify that:

1.   I have  reviewed  this  annual  report  of  Nighthawk  Systems,  Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact  or  omit  to state a material fact necessary to make the statements  made, in light of the circumstances under which such statements were  made,  not  misleading  with  respect  to  the period covered by this report;

3.   Based on  my  knowledge,  the  financial  statements,  and  other financial information  included  in  this  report,  fairly  present  in  all material respects  the  financial condition, results of operations and cash flows of  the  small  business  issuer  as of, and for, the periods presented in this report;

 4.  I  am responsible  for  establishing  and  maintaining  disclosure  controls and  procedures  (as  defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the  small  business  issuer  and  have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls  and  procedures  to  be  designed  under  our  supervision, to ensure that material information relating to the small business  issuer,  including  its  consolidated  subsidiaries, is made known  to  us by others within those entities, particularly during the period  in  which  this  report  is  being  prepared;

     (b)  Evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls  and  procedures and presented in this report our conclusions  about  the  effectiveness  of the disclosure controls and procedures,  as  of the end of the period covered by this report based on  such  evaluation;  and

     (c)  Disclosed  in  this  report  any  change  in  the  small  business issuer's  internal  control  over  financial  reporting  that occurred during  the  small  business  issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report)  that  has  materially  affected,  or  is reasonably likely to materially  affect,  the small business issuer's internal control over financial  reporting;  and

5.   I  have disclosed,  based  on  my  most recent evaluation of internal control over financial  reporting, to the small business issuer's auditors and the audit committee  of  the  small  business issuer's board of directors (or persons performing  the  equivalent  functions):

     (a)  All significant  deficiencies  and  material  weaknesses  in  the design or operation of internal control over financial reporting which are  reasonably likely to adversely affect the small business issuer's ability  to  record,  process,  summarize  and  report  financial information;  and

     (b)  Any fraud,  whether  or  not  material,  that  involves  management or other  employees  who  have  a  significant role in the small business issuer's  internal  control  over  financial  reporting.

Dated:  April 17, 2007

/s/ H.  Douglas  Saathoff

     H.  Douglas  Saathoff

     Chief Executive Officer and Principal Accounting and Financial Officer